

WE ARE UNRIVALED.

OTCQX: UNRV

INVESTOR PRESENTATION
OCTOBER 2021

SAFE HARBOR.

Statements in this presentation may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to the company or its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statement due to numerous factors, including those described above and those risks discussed from time to time in UNRV Corp.'s filings with the Securities and Exchange Commission. In addition, such statements could be affected by a wide variety of risks and uncertainties related to our operations, general industry and market conditions and growth rates and general economic conditions. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation. Information on UNRV Corp.'s website does not constitute a part of this presentation.

Unless otherwise noted, the industry and market data contained herein are based upon management estimates and industry and market publications. The information from industry and market publications has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information and the Company makes no representation or warranty with respect to the accuracy of such information. The Company has not independently verified any of the data from third party sources nor has the Company ascertained the underlying assumptions relied upon therein.

The information provided in this presentation is not intended to and shall not be construed as an offer to sell or a solicitation of an offer to buy any securities of UNRV Corp. Offers to purchase our securities in a financing transaction, if and when made, will be made pursuant to an effective registration statement or in a transaction exempt from the registration requirements under the Securities Act of 1933, as amended.

CANNABIS MARKET OVERVIEW.

CANNABIS LEGALITY BY STATE.

LEGALIZED
MEDICAL & DECRIMINALIZED
MEDICAL
DECRIMINALIZED
FULLY ILLEGAL



US LEGAL CANNABIS INDUSTRY.

(USD Billions)



MEDICAL
ADULT USE
45.0
40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
0.0
Sales (USD) Billions
12.4% CAGR
7.4
5.9
11.6
8.6
14.9
11.0
18.4
12.8
21.3
14.3
23.5
15.5
25.1
16.3
2019
2020E
2021E
2022E
2023E
2024E
2025E

SOURCE: New Frontier Data, company estimates January 2021

THE WEST COAST MSO

Building the preeminent cannabis operator on the West Coast

UNRIVALEDSNAPSHOT

- Build a deep, market leading position in all aspects of the cannabis business in CA & OR
- Complete development of our multiple in-progress dispensary, cultivation, and delivery facilities or operations
- Further expand our footprint in CA and OR through:
  - Acquisitions of complementary businesses with focus on dispensaries and brands addressing locations or product verticals with which we have little or no exposure – Recently announced acquisitions of:
    - SilverStreak Solutions – Sacramento based delivery service
    - People's dispensaries – Prominent SoCal dispensary operations
  - Expand our DTC footprint outside of Sacramento
- We believe combined UNRV / UMBRLA / SilverStreak / People's revenue will exceed $130 million in 2022
- Expect to generate positive EBITDA in Q1 2022

UNRIVALED FOOTPRINT



Our team currently successfully operates retail, cultivation and distribution operations in California and Oregon.

In Nevada, we have a cultivation and processing joint venture with NuLeaf.

In Arizona and Oklahoma, our Korova brand is licensed by our strategic partner, Sublime Brands.



DISTRIBUTION FACILITY
DELIVERY
RETAIL
PENDING CULTIVATION
PENDING DELIVERY
CULTIVATION
PENDING RETAIL
LICENSEE

UNRIVALED. (UNRV)

OPERATIONS & CORPORATE SUMMARY

BRANDS

KOROVA
UNRIVALED.


KOROVA

A 10+ year industry veteran in legal cannabis, Korova came to market with the now-legendary Black Bar 1000mg edible.

Over the years Korova has evolved into a renowned brand in flower & high potency in CA, OR, AZ & OK.

STiCKS


STiCKS
STICKS
MOONSTICK
MOONROCKS

A value brand across categories in both Oregon and California, spanning infused and outdoor flower products.

Over 2 million Sticks pre-rolls have been sold to date to dispensary customers across the West Coast.

CABANA


MINGOS

Cabana offers small batch pre-rolls and packaged flower from boutique West Coast growers.

A favorite of discerning cannabis patients, and the best-selling high-end pre-roll in Oregon.

CULTIVATION

California:

- Oakland - 120 lights
- Hegenberger - 240 lights
- Dyer - 500 lights – Under construction

Oregon:

- Outdoor and greenhouse facilities





RETAIL


THE SPOT
3242

THE SPOT SANTA ANA


blüm

BLÜM OAKLAND


blüm

BLÜM SAN LEANDRO



PEOPLE'S OC - SANTA ANA

DELIVERY


CHICO
YUBA CITY
ROSEVILLE
CITRUS HEIGHTS
SACRAMENTO
FOLSOM
DAVIS
ELK GROVE
VACAVILLE
VALLEJO
STOCKTON
San Francisco

SILVERSTREAK

- **Sacramento based delivery service**
- **42,000 lifetime customers**
- **Strong operational team**
- **Closed on October 1, 2021**
- **40 owned vehicles**
- **Expanding our delivery service to our San Leandro facility in the East Bay in Q4 and in other CA and OR locations as they come online**

DISTRIBUTION


KOMATSU





Distribution: Unrivaled provides distribution to hundreds of dispensaries for our own brands and partners in California and Oregon from four hubs.

Manufacturing & Automation: Operate a best-in-class set of automation for our manufacturing divisions both for our own brands and co-packing partners.

Technology: Our dedicated technology team has built our own Unrivaled tech stack of software tools for compliance, state of the art distribution, supply chain and manufacturing management.

Current CA Distro Brands

FINE CANNABIS PROVISIONS & EXTRACTS HABIT

FlowerShop*

SERRA

Malibu CANNABIS FLOWER

CHOOSE KINDLY HUMBOLDT FARMS LIVE • GIVE • GROW

UNRIVALED. (UNRV)

FINANCIAL & TEAM SUMMARY

LEADERSHIP



Frank Knuettel, CEO, was formerly Dir. of Advisory at Viridian Capital Advisors. He joined Viridian from One Cannabis Group, a leading cannabis dispensary franchisor sold to Item 9 Labs (INLB). Prior to OCG, Mr. Knuettel was CFO / CSO at MJardin, a cannabis cultivation and dispensary management company, where he led the company's IPO on the CSE.



Uri Kenig, COO, has held roles in leading food, beverage, and retail firms. He was an operating partner at a New York private equity firm where he oversaw substantial growth of the firms' Burger King franchises. He also oversaw the formation and execution of a Maaco franchise roll out as well as a Massage Envy franchise rollout before its successful sale.



Jeffrey Batliner, CFO, joined the Company in 2018 as Head Financial Reporting, where his responsibilities focused on SEC Reporting as well as Financial Planning and Analysis. Mr. Batliner was promoted to his current role as CFO in 2020.



Joe Segilia has 17 years of experience as a corporate and transactional lawyer. Before joining UNRV Corp., he was a partner at Robinson Brog Leinwand Greene Genovese & Gluck, P.C. He specializes in corporate and commercial transactions, mergers and acquisitions, equity and debt financings, and general corporate and securities law matters.



Erika Rasch, CLO, was a Counsel in the litigation department of O'Melveny & Myers LLP. At O'Melveny, she specialized in complex business litigation, handling contract disputes, securities litigation, class action litigation, and other high stakes matters for some of the nation's largest companies. Prior to that, Ms. Rasch was a Federal Judicial Clerk for the United States District Court for the District of Connecticut.



Oren Schauble, President, has held product development, sales and marketing roles at regulated technology companies. He was the VP of Sales and Marketing at Hangar Technology, acquired in 2019, and oversaw building the global retail channel for consumer drone company 3DR. Prior, he was an award-winning creative director agency-side serving CPG and beverage clients such as Red Bull, Grey Goose & Ciroc.



Colin Landforce, co-founder of LTRMN, is a versatile entrepreneur and software development leader. Mr. Landforce is responsible for bringing three consumer brands from concept to shelf while operational leading the growth of one of the largest cannabis distribution networks in country.

QUARTERLY RESULT SUMMARY

Results of Operations	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021	Q2 2021
Revenues	$4.3M	$3.3M	$3.1M	$4.5M	$5.1M	$6.3M
Gross Profit	$2.3M	$1.4M	$1.4M	($1.5M)	$2.4M	$2.3M
Operating Income	($11.8M)	($17.3M)	($13.9M)	$2.1M	($11.7M)	($3.9M)
GAAP Net Income (Loss)	($17.3M)	($18.2M)	($18.2M)	$23.6M	($12.1M)	($4.1M)
GAAP EPS	($0.11)	($0.10)	($0.09)	$0.12	($0.05)	($0.02)
Balance Sheet Data	**Q1 2020**	**Q2 2020**	**Q3 2020**	**Q4 2020**	**Q1 2021**	**Q2 2021**
Cash	$0.9M	$0.7M	$2.3M	$0.9M	$1.2M	$40.3M
Total Debt	$18.7M	$18.8M	$14.8M	$14.6M	$16.3M	$15.3M
SG&A Expenses ($000's)	9,037	7,377	5,588	4,193	14,138	$6,203
Interest Expense ($000's)	902	842	529	1,047	400	204
Total OpEx	$ 9,939	$ 8,219	$ 6,117	$ 5,240	$ 14,538	$ 6,407
Total Non-Cash Items	$2,357	$854	$1,338	$1,722	$10,512	$2,094
Cash Expenses	$7,582	$7,365	$4,779	$3,518	$4,026	$4,314
Non-GAAP Net Income/(L	**-9.4M**	**-16.4M**	**-12.6M**	**3.8M**	**-1.3M**	**-1.8M**

FINANCIAL SUMMARY

- We believe combined UNRV / UMBRLA / SilverStreak / People's revenue will exceed $130 million in 2022
- Expect to generate positive EBITDA in Q1 2022
- Continuing to hone operations to increase efficiency, remove unnecessary costs and increase margins
- Will continue to review financially accretive or strategically beneficial transactions to build out portfolio of assets with a long-term view towards building shareholder value